                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                   MAY 2, 2001
                                (DATE OF REPORT)



                             AMERIGAS PARTNERS, L.P.
                             AMERIGAS FINANCE CORP.
           (EXACT NAME OF REGISTRANTS AS SPECIFIED IN THEIR CHARTERS)


          DELAWARE                        1-13692                      23-2787918
          DELAWARE                      33-92734-01                    23-2800532
(STATE OR OTHER JURISDICTION          (COMMISSION FILE              (I.R.S. EMPLOYER
     OF INCORPORATION)                     NUMBER)                 IDENTIFICATION NO.)

                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (610) 337-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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AmeriGas Partners, L.P.                                                 Form 8-K
Page 2                                                               May 2, 2001



ITEM 5.    OTHER EVENTS

         On Tuesday, May 8, 2001, Lon R.Greenberg, Chairman of AmeriGas Propane, Inc., the General Partner of AmeriGas Partners, L.P., will participate in an American Gas Association Financial Forum conference. The conference will be broadcast live on the Internet at http://www.StreetFusion.com/custom/wc.asp?wid=qrQkUDo01RGUEACQJ%2B6jeg. The live webcast of the conference will begin at 12:45 PM Eastern Daylight Savings Time. The webcast will be archived through June 30, 2001.



                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AMERIGAS PARTNERS, L.P.
                                             By: AmeriGas Propane, Inc.,
                                                    its General Partner


                                             By:  /s/ Robert W. Krick
                                                  Robert W. Krick, Treasurer


                                             AMERIGAS FINANCE CORP.


                                             By:  /s/ Robert W. Krick
                                                  Robert W. Krick, Treasurer

Date: May 02, 2001